                                                                    EXHIBIT 99.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, David M. Sindelar, as Chief Executive Officer of International Wire Group, Inc., (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) the accompanying report on Form 10-Q for the period ending March 31, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        INTERNATIONAL WIRE GROUP, INC.


Dated:  May 15, 2003                    By:      /s/ DAVID M. SINDELAR
                                           ------------------------------------
                                        Name:    David M. Sindelar
                                        Title:   Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to International Wire Group, Inc. and will be retained by International Wire Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.